LITMAN GREGORY FUNDS TRUST
Supplement dated June 9, 2025 to the
Prospectus and Statement of Additional Information (“SAI”)
of the Litman Gregory Funds Trust, each dated April 29, 2025
Notice to Existing and Prospective Shareholders of the iMGP Small Company Fund (the “Fund”):
Effective June 9, 2025, D.F. Dent and Company, Inc. (“D.F. Dent” or the “Sub‑Advisor”) is added as a sub‑advisor to the Fund, replacing Polen Capital Management, LLC (“Polen Capital”), a previous sub‑advisor to the Fund. All references to Polen Capital as a sub‑advisor to the Fund are hereby removed.
The following information replaces similar information in the section entitled “Summary Section – Principal Strategies” of the Small Company Fund beginning on page 22 of the Prospectus:
(Changes are in boldface and underlined)
Principal Strategies
The Small Company Fund invests in the securities of smaller companies that the sub‑advisors to the Fund (each a “manager” or “sub‑advisor”) believe have strong appreciation potential. The Advisor believes that giving highly disciplined managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Small Company Fund to give its sub‑advisors broad flexibility but limit the sub‑advisors to their highest-conviction ideas. The Advisor is responsible for recommending which sub‑advisors to hire or remove. Before hiring a sub‑advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.
There is no minimum or maximum allocation of the Small Company Fund’s portfolio assets to each sub‑advisor. The Advisor is responsible for establishing the target allocation of Small Company Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth and value) and may adjust the target allocations at its discretion. A “growth investing” style involves identifying securities for the Fund that the sub‑advisor expects to have above-average potential for growth in revenue and earnings. A “value investing” style involves identifying securities for the Fund that the sub‑advisor believes are underpriced relative to comparable securities, determined by price/earnings ratios, cash flows or other measures. Market performance may result in allocation drift among the managers of the Small Company Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre‑established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub‑advisor. The Advisor monitors the individual portfolios managed by the sub‑advisors to ensure that the overall portfolio does not include any unintentional over-weights to sectors, industries or individual securities. Under normal conditions, each sub‑advisor manages a portion of the Small Company Fund’s assets by independently managing a portfolio typically composed of between 15 and 35 stocks (resulting in total Small Company Fund holdings of 30 to 70 different stocks). The target allocations to each sub‑advisor are indicated in the following table:

SUB‑ADVISOR	TARGET ASSET ALLOCATION	INVESTMENT STYLE

D.F. Dent and Company, Inc.	50%	Growth

Segall Bryant & Hamill, LLC	50%	Value

Under normal market conditions, the Small Company Fund invests at least 80% of its net assets, in securities of small‑sized U.S. companies, as measured by market capitalization at the time of acquisition. The Small Company Fund may focus its investments in certain sectors – including, but not limited to, the industrial sector – from time to time as a result of the implementation of the Small Company Fund’s investment strategy by the managers, but sector focus is not a principal strategy of the Small Company Fund. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the managers’ ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate.
The Advisor defines a “small company” as one whose market capitalization is within the range of the market capitalizations of companies in the Russell 2000 Index. As of December 31, 2024, the range of market capitalizations of companies in the Russell 2000 Index was from approximately $150.4 million to $7.1 billion.
A sub‑advisor may invest up to 15% of the Small Company Fund’s net assets in the securities of foreign companies, including those located in emerging markets. The Advisor defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.
Generally, a security may be sold: (1) if the sub‑advisor believes the security is overvalued; (2) if the sub‑advisor’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the sub‑advisor’s assessment criteria; or (5) for other portfolio management reasons.
The Small Company Fund’s sub‑advisors may trade their portfolios frequently.
The following information replaces the table in the section entitled “Summary Section - Management” on page 25 of the Prospectus:
(Changes are in boldface and underlined)

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALL COMPANY FUND SINCE:
iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Managing Director and Co‑Portfolio Manager	2020

SUB‑ADVISOR	PORTFOLIO MANAGER
D.F. Dent and Company, Inc.	Brady Cox, CFA, Portfolio Manager and Analyst	June 2025

	Gary Wu, PH.D., CFA, Portfolio Manager and Analyst	June 2025
Segall Bryant & Hamill, LLC	Mark T. Dickherber, CFA, CPA, Senior Portfolio Manager	2020
	Shaun P. Nicholson, Senior Portfolio Manager	2020
The following information replaces similar information in the section entitled “Investment Objectives and Principal Investment Strategies” beginning on page 41 of the Prospectus:
(Changes are in boldface and underlined)
Small Company Fund
The Small Company Fund’s investment objective is to seek long term growth of capital; that is, the increase in the value of your investment over the long term. The Small Company Fund invests in the securities of smaller companies that the sub‑advisors to the Small Company Fund (the “managers” or “sub‑advisors”) believe have strong appreciation potential. Under normal market conditions, the Small Company Fund invests at least 80% of its net assets, in securities of small‑sized U.S. companies, as measured by market capitalization at the time of acquisition. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. The Fund may focus its investments in certain sectors – including, but not limited to, the industrial sector –from time to time as a result of the implementation of the Small Company Fund’s investment strategy by the managers. The industrial sector consists of companies that produce capital goods used in manufacturing, resource extraction and construction. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on a sub‑advisor’s ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate.

There is no minimum or maximum allocation of the Small Company Fund’s portfolio assets to each sub‑advisor. The Advisor is responsible for establishing the target allocation of Small Company Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth and value) and may adjust the target allocations at its discretion. A “growth investing” style involves identifying securities for the Fund that the sub‑advisor expects to have above-average potential for growth in revenue and earnings. A “value investing” style involves identifying securities for the Fund that the sub‑advisor believes are underpriced relative to comparable securities, determined by price/earnings ratios, cash flows or other measures. Market performance may result in allocation drift among the managers of the Small Company Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre‑established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub‑advisor. The Advisor monitors the individual portfolios managed by the sub‑advisors to ensure that the overall portfolio does not include any unintentional over-weights to sectors, industries or individual securities. Under normal conditions, each sub‑advisor manages a portion of the Small Company Fund’s assets by independently managing a portfolio typically composed of between 15 and 35 stocks (resulting in total Small Company Fund holdings of 30 to 70 different stocks). The target allocations to each sub‑advisor are indicated in the following table:

SUB‑ADVISOR	TARGET ASSET ALLOCATION	INVESTMENT STYLE

D.F. Dent and Company, Inc.	50%	Growth

Segall Bryant & Hamill, LLC	50%	Value
The Small Company Fund may invest up to 15% its net assets in the securities of foreign companies, including those located in emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.
As used in this Prospectus, iM Global defines a “Small‑Cap Company” as one whose market capitalization is within the range of the market capitalizations of companies in the Russell 2000 Index. As of December 31, 2024, the range of market capitalization of the companies in the Russell 2000 Index was from approximately $150.4 million to $7.1 billion.
Though the primary capitalization focus of the Small Company Fund is in the small‑cap sector, iM Global does not believe that small‑cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small‑cap range if a manager continues to maintain a high level of conviction with respect to the holding. This has been a problem with many small‑cap funds, as they have, at times, been forced to sell some of their most compelling holdings. Overall, iM Global expects the majority of the Small Company Fund’s holdings at any point in time to meet the definition of a Small‑Cap Company; however, the Small Company Fund will not be required to sell any company if its market capitalization grows and exceeds the market capitalization of the largest company in the Russell 2000 Index.
Generally, a security may be sold: (1) if the sub‑advisor believes the security is overvalued; (2) if the sub‑advisor’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the sub‑advisor’s assessment criteria; or (5) for other portfolio management reasons. The Small Company Fund’s sub‑advisors may trade their portfolios frequently.

The following information is added to the information in the section entitled “iMGP Small Company Fund – The Sub‑Advisors” on page 77 of the Prospectus:
iMGP Small Company Fund Portfolio Managers

Brady Cox
Gary Wu
D.F. Dent and Company, Inc.
400 E. Pratt St #720
Baltimore, MD 21202
Brady Cox and Gary Wu are the portfolio managers for one segment of the Small Company Fund’s assets managed by D.F. Dent.
Brady Cox, CFA, Portfolio Manager and Analyst, is a co‑portfolio manager for the Small Company Fund. Cox joined the D.F. Dent in March 2018 with seven years of experience in the investment industry. Prior to joining D.F. Dent, he served as an equity research associate analyst at Stifel Nicolaus. Cox is a graduate of the University of South Carolina, where he received a B.S.B.A. with focuses in Finance and Economics, and is a CFA charterholder. Cox currently serves as a portfolio manager on the Small Cap Growth strategy and as a research analyst.
Gary Wu, Ph.D, CFA, Portfolio Manager, Analyst, and Chief Risk Officer, is a co‑portfolio manager for the Small Company Fund. Wu joined D.F. Dent in 2012 with eight years of experience in the investment industry. Prior to joining D.F. Dent, he served as a Senior Vice President at BDT Capital Partners, a Securities Analyst and Co‑Portfolio Manager at Legg Mason Capital Management, healthcare investment banker at Legg Mason Wood Walker (now Stifel Nicolaus), and a management consultant at Mars & Company. Wu earned a Ph.D. in Molecular and Cellular Biology from Columbia University, and he holds a Bachelor of Medicine degree from Peking University Medical School. Wu is also a Charted Financial Analyst.
Approximately 50% of the Small Company Fund’s assets are managed by Brady Cox and Gary Wu.
The following information is added to the table in the section entitled “Additional Portfolio Manager Information - Other Accounts Managed by Portfolio Managers” beginning on page 46 of the SAI:
(Changes are in boldface and underlined)

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles			Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Small Company Fund
Brady Cox (Dent)*	1	$181.5 million	1	$9.3 million	0	0
Gary Wu (Dent)*	1	$181.5 million	1	$9.3 million	0	0
*Information is as of March 31, 2025.

The following information is added to the section entitled “Additional Portfolio Manager Information – Material Conflicts of Interest” on page 56 of the SAI:
D.F. DENT AND COMPANY, INC. (“D.F. DENT”)
Sub‑Advisor to the Small Company Fund
Actual or apparent conflicts of interest may arise when a portfolio manager has day‑to‑day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund. D.F. Dent may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Small Company Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, D.F. Dent has adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Small Company Fund, D.F. Dent determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), D.F. Dent may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, D.F. Dent may place separate, non‑simultaneous transactions for the Small Company Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Small Company Fund or the other account.

D.F. Dent has adopted certain compliance procedures, which are designed to address these types of conflicts. D.F. Dent has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. D.F. Dent’s policies and procedures address trade aggregation and allocation. Additionally, given the nature of D.F. Dent’s investment process and its funds and/or other accounts, D.F. Dent’s investment management team services are typically applied collectively to the management of all the funds and/or other accounts following the same strategy.
The following information is added to the section entitled “Additional Portfolio Manager Information - Compensation Structures and Methods” after the description of Neuberger Berman on page 61 of the SAI:
D.F. DENT
Sub‑Advisor to the Small Company Fund
For the period ended December 31, 2024, Brady M. Cox and Gary Wu were compensated by D.F. Dent based on a fixed salary plus a bonus based on calendar year total job performance, which may factor in the pre‑tax performance of the funds and/or other accounts they manage, paid at calendar year end.
The following information is added to the table in the section entitled “Additional Portfolio Manager Information - Portfolio Manager Securities Ownership” beginning page 61 of the SAI:

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Brady Cox/Small Company Fund*	A
Gary Wu/Small Company Fund*	A
*Information is as of March 31, 2025.
Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

The following information replaces the information in the section entitled “Proxy Voting Policies and Procedures” after the discussion of Neuberger Berman beginning on page 69 of the SAI:
D.F. DENT
Sub‑Advisor to the Small Company Fund
D.F. Dent is responsible for coordinating the delivery of proxies to be voted by the Custodian to D.F. Dent or to an agent of D.F. Dent selected by D.F. Dent to vote proxies with respect to which D.F. Dent has such discretion (a “Proxy Voting Service”). Upon request, D.F. Dent shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.
D.F. Dent will vote proxies in the best interest of its clients and the Small Company Fund’s shareholders and in accordance with its Proxy Voting Policies and Procedures. Since the quality and integrity of management is a primary factor D.F. Dent considers when investing in an issuer, the recommendation of the issuer’s management on any issue, particularly routine issues, will be given substantial weight in deciding how to vote proxies. However, D.F. Dent will not support the position of the issuer’s management in any situation where D.F. Dent determines that the position is not in the best interest of clients and shareholders.
D.F. Dent is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest. D.F. Dent is responsible for ensuring a voting record is maintained that includes all instances where the Small Company Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N‑PX filing.
Please keep this Supplement with your Prospectus and Statement of Additional Information.